Exhibit 99.2

Q4 2008 Financial Results Conference Call February 12, 2009

2 Welcome Randy Battat, President & CEO Jeff Glidden, Vice President & CFO

3 Forward Looking Statements This presentation contains forward-looking statements. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," or "continue" or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements. Other factors that could materially affect actual results, levels of activity, performance or achievements can be found in our Form 10K filed on March 7, 2008 with the SEC and our subsequent filings with the SEC. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise. Reconciliations to generally accepted accounting principles (GAAP) for non-GAAP financial measures included in this presentation can be found in this presentation as posted on our website at www.airvana.com.

4 Q4 2008 Results Financial Performance Invoiced shipments increased 19% to $39.8M* New products represented 5%-10% of Billings Operating Profit $10.8M * Repurchased 2.0M shares - $9.8M Cash & Investments $228M ($3.32/sh) * Q4 2008 pro forma results are adjusted to include $21.8 million of invoices to Nortel that were outstanding when Nortel filed for bankruptcy protection on January 14, 2009. These amounts will be accounted for on a cash basis as collected, and will be excluded from accounts receivable and deferred revenue, until collected or collectability is determined. $M

5 2008 Results Financial Performance Invoiced shipments increased to $146.9M* New product represented 5% of Billings Operating Profit $34.5M * Repurchased 2.7M shares $13.3M $M * FY 2008 pro forma results are adjusted to include $21.8 million of invoices to Nortel that were outstanding when Nortel filed for bankruptcy protection on January 14, 2009. These amounts will be accounted for on a cash basis as collected, and will be excluded from accounts receivable and deferred revenue, until collected or collectability is determined.

EV-DO Products: Market Update Data Service Revenues $3B in Q4 2008 at Verizon & AT&T Non-messaging data revenues up 52% at Verizon, representing 50+% of total data revenues 65% of Users (45+ million) have broadband capable devices 6 Source: AT&T and Verizon Quarterly Earnings Reports

EV-DO Products: Business Drivers Continued coverage deployments by operators around the world China Telecomm shipments commenced in Q4 Capacity expansion driven by increased user demand for data services Healthy demand for Radio Network Controllers in Q4 3. Software upgrades driven by operator demand for new features Greater than 25% of Q4 2008 EV-DO Billings driven by maintenance & upgrades 7

Comments on Nortel Bankruptcy Nortel continues to purchase goods and services from Airvana to address the data growth of CDMA operators Airvana continues to invest in future versions of EV-DO software Nortel's Carrier Network (9 months 2008) revenues $3.1B and $523M operating profit Nortel's CDMA business is a key asset #2 market share Major component of the Carrier Networks division Airvana's products are critical to the future of Nortel's CDMA business Nortel reported $2.4B in cash Airvana is a member of Creditors Committee 8

EV-DO Products: Outlook Expect 1st Half and Full Year 2009 shipments to be higher than prior year Q1 expected to be lower as some shipments straddle quarter boundary Two major software releases to be delivered in 2009 Late Q2/early Q3 and Q4 Mobile data continues to be a bright spot in a tough macro-economic environment Continued broadband data usage & traffic growth Hot smart phone market 9

10 HubBub(tm) Femtocells CONSUMER BENEFITS Improved coverage Superior broadband experience Low cost services OPERATOR BENEFITS Lower costs Spectrum reuse New services AIRVANA ADVANTAGES UMTS and CDMA Technology strategy for aggressive cost curves Partnerships for strong ecosystem

Airvana Femto Alliances 11 CORE INFRASTRUCTURE CONSUMER DEVICES Internet Operator Core Network Femtocell Service Manager Universal Access Gateway (UAG) Femtocell Access Point (FAP)

Femto Products: Outlook CDMA and UMTS products to be generally available in 2009 Solid current demand from OEM partners and operators for trial units, prototypes, and engineering services Expect femtocell products to represent 5%-10% of Billings in 1st Half 2009 10%-20% for Full Year 2009 12

13 Q4 2008 Financial Results Jeff Glidden, Vice President & CFO

14 2008 Key Performance Metrics Financial Performance GAAP ($M) ($M) Financial Performance Non-GAAP* ($M) ($M) * FY 2008 pro forma results are adjusted to include $21.8 million of invoices to Nortel that were outstanding when Nortel filed for bankruptcy protection on January 14, 2009.

15 Q4 2008 Financial Results

16 % of Billings 2005 2006 2007 2008* Long-Term Model ** Gross Margin 71% 91% 94% 91% 65% - 75% Operating Expenses Research and Development 27% 39% 54% 51% 30% - 40% Sales and Marketing 3 5 8 10 9% - 11% General and Admin 3 4 5 6 5% - 6% In-process R & D 2 Total Operating Expenses 33 48 69 67 45% - 55% Operating Income 39% 43% 25% 23% 20% - 25% Long-Term Financial Operating Model Notes: * FY 2008 pro forma results are adjusted to include $21.8 million of invoices to Nortel that were outstanding when Nortel filed for bankruptcy protection on January 14, 2009. ** Over 3 - 5 years reflecting anticipated mix of software and hardware products Non-GAAP

17 Strong Balance Sheet & Cash Flow Cash & investments $222 $228 12/28/08 12/31/07 Debt 0 0 ($MM except per share data) Total assets $262 $257 Q4 Fully diluted shares 71.210M 68.744M Cash flow from operations $92 $13 Cash & investments per share $3.12 $3.32 Announced Stock Repurchase Programs July 2008 Stock Repurchase Program, up to $20M FY 2008 Repurchased 2.7M shares for $13.3M February 2009 Second Stock Repurchase Program, up to an additional $20M

18 Airvana Outlook 1H 2009 Shipments of EV-DO and FMC greater than 1H 2008 Q1 Cash Flow Negative, Q2 Cash Flow Positive Q1 2009 Invoiced Shipments in the range of $32M to $34M Nortel pre-filing Invoicing of $12M to $15M Billings in the range of $17M to $22M GAAP Revenue in the range of $7M to $8M

Summary Opportunities Growth of Wireless Data Services driving capacity deployments Developing femtocell (CDMA & UMTS) market & services Strong & fundamental technology position Key marketing & technology partnerships Strong financial position 19